UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171               75-2212772
            --------                     -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)



  650 South Edmonds, Suite 108, Lewisville, TX                       75067
    (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


              Exhibit Index Begins on Sequentially Numbered Page 4



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Item 3.02.  Unregistered Sales of Equity Securities.

                  In October, November and December 2004, we sold 1,350,000, 3,937,500 and 337,500 shares, respectively of Common Stock, par value $0.001, at $0.12 per share (an aggregate of $675,000) in connection with the exercise of five-year warrants issued in August 2000 to a limited number of accredited investors in a transaction not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder.


Items 7.01 Regulation FD Disclosure and Item 8.01 Other Events.

         On December 14, 2004 the Registrant issued a press release that announced the hiring of a Senior Vice President of the Registrant and the issuance of shares of its common stock in connection with the conversion of outstanding warrants originally issued in August 2000.

Item 9.01.  Financial Statements and Exhibits

            (c)      Exhibits.

                     99.1 -   Press Release issued
                              December 14, 2004, by the Registrant.

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    URANIUM RESOURCES, INC.




Date:    December 14, 2004          /s/ Paul K. Willmott
                                    ----------------------------------
                                        Paul K. Willmott
                                        President, Chief Executive Officer
                                        and Chairman of the Board of Directors

                                  EXHIBIT INDEX



Exhibit No.                Exhibit Description                   Page
-----------                -------------------                   -----
   99.1           Press Release issued December 14,               E-1
                  2004, by the Registrant.



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